Winner Medical Group Inc. to Host Fourth Quarter and Fiscal Year 2010 Earnings Conference Call on Wednesday, December 8, 2010 at 08:30 a.m. EST

SHENZHEN, China, December 2 /PRNewswire-Asia/ — Winner Medical Group Inc. (NASDAQ: WWIN; "Winner Medical" or the "Company"), a leading manufacturer of medical dressings, medical disposables and non-woven PurCotton® materials for the medical and consumer products industries, today announced that it will release financial results for its fourth quarter and fiscal 2010 on Wednesday, December 8, before the market opens. Winner Medical’s senior management will host a conference call to discuss these results.

Date of the conference call: Wednesday, December 8, 2010

Time: 08:30 a.m. EST
Dial-in Number: +1-866-700-7101 (US)
10-800-130-0399 (South China)
10-800-152-1490 (North China)
###-##-#### (Hong Kong)
+1-617-213-8837 (International)
Pass code: 42826718

A telephone replay will be available shortly after the conclusion of the call and will be accessible through December 15, 2010 by calling +1-888-286-8010 (US) or +1-617-801-6888 (International); Pass code: 80340311.

The earnings release will be available on the investor relations page of Winner Medical's website at http://ir.winnermedical.com on Thursday, December 9, 2010 (EDT).

About Winner Medical:

Winner Medical is a leading manufacturer and the largest exporter by volume in the medical dressing industry in China. Headquartered in Shenzhen, the Company has ten wholly owned operating subsidiaries and three joint ventures. The Company engages in the manufacturing, sale, research and development of medical care products, wound care products and PurCotton(R) products, a non-woven fabric made from 100% natural cotton. The products are sold worldwide, with Europe, the United States, China and Japan serving as the top four markets. The Company currently holds more than fifty patents and patent applications for various products and manufacturing processes and is one of the few Chinese companies licensed by the U.S. Food and Drug Administration (FDA) to ship finished, sterilized products directly to the United States market. To learn more about Winner Medical, please visit Winner Medical's web site at: http://ir.winnermedical.com .

Forward-Looking Statements:

This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding Winner Medical and its subsidiary companies' business strategy, plans and objective and statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although Winner Medical believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Winner Medical's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Winner Medical's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to Winner Medical or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, Winner Medical does not assume a duty to update these forward-looking statements.

    For more information, please contact:

    Company:
      Ms. Huixuan Chen (Fiona)
      Investor Relations Manager
      Winner Medical Group Inc.
      Tel:   +86-755-2806-6858
               +86-755-2813-8888 x691
      Email: investors@winnermedical.com
      Web:     http://ir.winnermedical.com

    Investors:
      Mr. Scott Powell
      HC International, Inc.
      Tel:   +1-917-721-9480
      Email: scott.powell@hcinternational.net
      Web:     http://www.hcinternational.net